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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 20, 2008
                                                         -----------------


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                             54-1873112
------------------------                                   ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia             20191
-----------------------------------------------------             -----
(Address of Principal Executive Offices)                        (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.

         On February 20, 2008, Greater Atlantic Financial Corp. announced that its Board of Directors had set March 25, 2008, as the date of its Special Meeting of Shareholders to vote on the Company's pending merger with Summit Financial Group, Inc. The voting record date for the Special Meeting of Shareholders is February 20, 2008. For further information, see the Company's release dated February 20, 2008, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  Exhibit:

              99.1     Press Release Dated February 20, 2008.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREATER ATLANTIC FINANCIAL CORP.



Date: February 20, 2008            By: /s/ Carroll E. Amos
                                       -----------------------------------------
                                       Carroll E. Amos
                                       President and Chief Executive Officer



Date: February 20, 2008            By: /s/ David E. Ritter
                                       -----------------------------------------
                                       David E. Ritter
                                       Senior Vice President and Chief Financial
                                       Officer